Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David McClung, the Chief Financial Officer of BioCardia, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.     The Quarterly Report on Form 10-Q for the period ended September 30, 2018 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2018
/s/ David McClung
Name: David McClung Title: Chief Financial Officer (Principal Financial Officer)